UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-12

SKYSTAR BIO-PHARMACEUTICAL COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
1) Title of each class of securities to which transaction applies:

2) Aggregate number of securities to which transaction applies:

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4) Proposed maximum aggregate value of transaction:

5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

SKYSTAR BIO-PHARMACEUTICAL COMPANY
Rm. 10601, Jiezuo Plaza, No.4, Fenghui Road South, Gaoxin District, Xian City,
Shanxi Province, People’s Republic of China, 710075
 (8629) 8819-3188

_______________, 2008

Dear Shareholders:

You are cordially invited to attend the special meeting of shareholders of Skystar Bio-pharmaceutical Company (the “Company”) to be held at 10:00 a.m., Beijing time, on Monday, June 30, 2008, at the Company’s offices at Rm. 10601, Jiezuo Plaza, No.4, Fenghui Road South, Gaoxin District, Xian City, Shanxi Province, 710075, People’s Republic of China, for the following purposes, as more fully described in the accompanying Proxy Statement:

1.	To approve an amendment of our articles of incorporation that increases the number of authorized shares of our common stock from 50,000,000 shares to 200,000,000 shares.

2.	To transact such other business as may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

We sincerely hope that you will be able to attend our Special Meeting. However, whether or not you plan to attend, please sign, date, and promptly return the enclosed proxy by mail. Returning the proxy card will ensure that your shares are represented at the meeting, but does not deprive you of your right to attend the meeting and to vote your shares in person.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in Skystar Bio-Pharmaceutical Company.

Very truly yours,

By:
Weibing Lu Chief Executive Officer (Principal Executive Officer)

SKYSTAR BIO-PHARMACEUTICAL COMPANY
_____________________________________________________

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
JUNE 30, 2008
______________________________________________________

To our Shareholders:

The Special Meeting of Shareholders of Skystar Bio-Pharmaceutical Company will be held at 10:00 a.m. (Beijing time) on Monday, June 30, 2008, at at the Company’s offices at Rm. 10601, Jiezuo Plaza, No.4, Fenghui Road South, Gaoxin District, Xian City, Shanxi Province, People’s Republic of China, Zipcode 710075, for the following purposes:

1.	To approve an amendment of our articles of incorporation that increases the number of authorized shares of our common stock from 50,000,000 shares to 200,000,000 shares.

2.	To transact such other business as may properly come before the meeting and any postponement(s) or adjournment(s) thereof.

Only shareholders of record at the close of business on June 6, 2008 are entitled to notice of, and to vote at, the meeting.

BY ORDER OF THE BOARD OF DIRECTORS

Weibing Lu Chairman and Chief Executive Officer

Xi’an City, China
__________, 2008

IMPORTANT

Whether or not you plan to attend the meeting, please sign, date, and return promptly the enclosed proxy, either in the enclosed envelope, which requires no postage if mailed in the United States.

Promptly signing, dating, and returning the proxy will save the Company the additional expense of further solicitation.

SKYSTAR BIO-PHARMACEUTICAL COMPANY
Rm. 10601, Jiezuo Plaza, No.4, Fenghui Road South, Gaoxin District, Xian City,
Shanxi Province, People’s Republic of China, 710075
 (8629) 8819-3188

_______________________________________________________

PROXY STATEMENT
_______________________________________________________

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Skystar Bio-Pharmaceutical Company to be voted at our Special Meeting of Shareholders to be held at 10:00 a.m. (Beijing time) on Monday, June 30, 2008 at the Company’s offices at Rm. 10601, Jiezuo Plaza, No.4, Fenghui Road South, Gaoxin District, Xian City, Shanxi Province, People’s Republic of China, 710075. Shareholders of record may revoke their proxy instructions at any time before their exercise by delivering a written revocation to our Secretary, by submission of a proxy with a later date, or by voting in person at the meeting. A written revocation may be delivered by facsimile at +86 (29) 8819-3188. If the shares are held by a bank, broker or other nominee, instructions provided by the bank, broker or nominee must be followed to revoke the proxy instructions. These proxy materials are being mailed to our shareholders entitled to vote at the Special Meeting on or about June 2, 2008. All monetary information included in this Proxy Statement is stated in U.S. dollars.

VOTING SECURITIES

Only shareholders of record at the close of business on June 6, 2008 are entitled to vote at the Special Meeting. The total number of shares of common stock that were issued, outstanding and entitled to be voted on the record date was __________ shares, which were held by approximately __________ shareholders. Each share of common stock is entitled to one vote on all matters to be acted upon at the Special Meeting. The holders of a majority of the outstanding shares (__________ shares) on the record date shall constitute a quorum, which is necessary for the transaction of business at the Special Meeting. In accordance with applicable law, the approval of the proposals shall be by a majority of the votes cast. Shares which abstain from voting as to these matters, and shares held in “street name” by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to these matters (“broker non-votes”), will not be counted as votes in favor of such matters. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of the quorum for the transaction of business, but will not be counted for purposes of determining the number of shares present and entitled to vote with respect to a proposal.

SOLICITATION

We will bear the cost of solicitation of proxies, including expenses in connection with preparing and mailing this Proxy Statement. Copies of solicitation materials will be furnished to brokerage houses, nominees, fiduciaries and custodians to forward to beneficial owners of common stock held in their names. We will reimburse brokerage firms and other persons representing beneficial owners of stock for their reasonable expenses in forwarding solicitation materials to the owners. In addition to original solicitation of proxies by mail, our directors, officers and other employees may, without additional compensation, solicit proxies by telephone, facsimile and personal interviews.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS SHARING AN ADDRESS

We will only deliver one Proxy Statement to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. We will promptly deliver a separate copy of this Proxy Statement to a shareholder at a shared address to which a single copy of the document was delivered upon oral or written request to:

SKYSTAR BIO-PHARMACEUTICAL COMPANY
Rm. 10601, Jiezuo Plaza, No.4, Fenghui Road South, Gaoxin District, Xian City,
Shanxi Province, People’s Republic of China, 710075
Telephone: (8629) 8819-3188

Shareholders may also address future requests for separate delivery of Proxy Statements and/or annual reports by contacting us at the address listed above.

Shareholders sharing an address with another shareholder who have received multiple copies of the Company's proxy materials may write or call the above address and phone number to request delivery of a single copy of these materials.

PROPOSAL 1: INCREASE OF AUTHORIZED STOCK

AMENDMENT OF ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 50,000,000 SHARES TO 200,000,000 SHARES.

Our authorized capital currently consists of 50,000,000 shares of common stock. As of __________, 2008, we had __________ shares of common stock issued and outstanding.

Pursuant to the amendment we will increase the total number of authorized shares of our common stock to 200,000,000 shares. The text of our Amendment to the Articles of Incorporation is attached to this information statement as Appendix A.

Pursuant to the Amendment to the Articles of Incorporation, we plan to increase the number of authorized shares of our common stock to 200,000,000 shares from 50,000,000 shares. Currently, of the 50,000,000 authorized shares of the Company’s common stock, __________ are issued and outstanding and __________ of the authorized shares are reserved for issuance pursuant to outstanding options, warrants or convertible securities.

The Board of Directors has determined that it is in the best interest of the Company to increase the number of authorized shares to ensure that the Company has the flexibility to pursue future opportunities, including public or private offerings of shares for cash, acquisitions of other companies, pursuit of financing opportunities, stock options and other employee incentives, and other valid corporate purposes. However, the Company currently has no plans to pursue any specific acquisitions, issuances in connection with public or private offerings for cash, or other financing activities or to issue any of the shares should they be authorized. None of the Company’s directors or executive officers has a personal or financial interest in increasing the number of authorized shares of common stock.

The holders of our common stock are entitled to one vote for each share held of record on all matters to be voted on by shareholders. The holders of our common stock are entitled to receive such dividends, if any, as may be declared from time to time by our Board of Directors, in its discretion, from funds legally available therefor. Upon liquidation or dissolution of the Company, the holders of our common stock are entitled to receive, pro rata, assets remaining available for distribution to shareholders. Our common stock has no cumulative voting, preemptive or subscription rights and is not subject to any future calls. There are no conversion rights or redemption or sinking fund provisions applicable to the shares of our common stock. All the outstanding shares of our common stock are fully paid and nonassessable. Although the increase in the authorized number of shares of common stock will not, in and of itself, have any immediate effect on the rights of our shareholders, any future issuance of additional shares of common stock could affect our shareholders in a number of respects, including by diluting the voting power of the current holders of our common stock and by diluting the earnings per share and book value per share of outstanding shares of our common stock at such time. In addition, the issuance of additional shares of common stock could adversely affect the market price of our common stock. Moreover, if we issue securities convertible into common stock, the holders of our common stock may suffer significant dilution. Our Board of Directors believes that it is in the best interest of the Company and our shareholders to have additional shares of common stock authorized and available for issuance or reservation on an as-needed basis without the delay or expense of seeking shareholder approval (unless required by law). The Board of Directors believes that it is in the best interests the Company and its shareholders to have the flexibility to raise additional capital or to pursue acquisitions to support our business plan.

The proposed increase in the authorized number of shares of common stock could have a number of effects on the Company’s shareholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued shares. The increase could have an anti-takeover effect, in that additional shares could be issued (within the limits imposed by applicable law) in one or more transactions that could make a change in control or takeover of the Company more difficult. For example, additional shares could be issued by the Company so as to dilute the stock ownership or voting rights of persons seeking to obtain control of the Company, including instances where the independent shareholders of the Company favor a transaction paying an above-market premium for shares of the Company’s stock. Similarly, the issuance of additional shares to certain persons allied with the Company’s management could have the effect of making it more difficult to remove the Company’s current management by diluting the stock ownership or voting rights of persons seeking to cause such removal. The Board of Directors is not aware of any attempt, or contemplated attempt, to acquire control of the Company, and this proposal is not being presented with the intent that it be utilized as a type of anti- takeover device.

The Amendment will effect a change in the number of authorized shares of our common stock. However, the Amendment will not result in any change in our business, assets, liabilities or net worth (other than as a result of the costs incident to the Amendment, which are immaterial). Our management, including all directors and officers, will remain the same after the Amendment.

Upon the effective date of the Amendment, the number of authorized shares of the Company's common stock will increase from 50,000,000 shares to 200,000,000 shares. Shareholders need not exchange their existing stock certificates.

The full text of the Amendment to the Articles of Incorporation is attached to this Proxy Statement as Appendix A.

Recommendation of the Board of Directors

The Board of Directors recommends that shareholders vote “FOR” the approval of the Amendment to the Articles of Incorporation increasing the authorized number of common stock to 200,000,000.

Shareholder Proposals

If you are interested in submitting a proposal for inclusion in the proxy statement for the Company's next annual meeting, you will need to follow the procedures outlined in Rule 14a-8 of the Securities Exchange Act of 1934. To be eligible for inclusion, we must receive your shareholder proposal intended for inclusion in the proxy statement for the 2008 Annual Meeting of Shareholders at our principal corporate offices in Xi’an City, China no later than 120 days before next year's annual meeting.

Pursuant to Rule 14a-4(c) of the Exchange Act, if a shareholder who intends to present a proposal at the 2008 annual meeting does not notify us of such proposal on or prior to 45 days before the mailing of proxies, then management proxies would be allowed to use their discretionary voting authority to vote on the proposal when the proposal is raised at the 2008 annual meeting, even though there is no discussion of the proposal in the 2008 proxy statement.

Any proposals or notices should be sent to:

SKYSTAR BIO-PHARMACEUTICAL COMPANY
Rm. 10601, Jiezuo Plaza, No.4, Fenghui Road South, Gaoxin District, Xian City,
Shanxi Province, People’s Republic of China
 (8629) 8819-3188  Zipcode: 710075
Attn: Corporate Secretary

OTHER MATTERS

We are not aware of any other business to be acted on at the meeting. If other business requiring a vote of the shareholders comes before the meeting, the holders of the proxies will vote in accordance with their best judgment.

*******

PROXY

SKYSTAR BIO-PHARMACEUTICAL COMPANY
Rm. 10601, Jiezuo Plaza, No.4, Fenghui Road South, Gaoxin District, Xian City,
Shanxi Province, People’s Republic of China, 710075. Telephone: (8629) 8819-3188,

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

SPECIAL MEETING OF THE SHAREHOLDERS
MONDAY, JUNE 30, 2008

The undersigned shareholder of Skystar Bio-Pharmaceutical Company (the “Company”) hereby appoints Weibing Lu as the attorney and proxy of the undersigned, with the powers the undersigned would possess if personally present, and with power of substitution, as proxy to represent the undersigned at the Special Meeting of Shareholders of Skystar Bio-Pharmaceutical Company to be held at 10:30 am, local time, on Monday, June 30, 2008 at the Company’s Offices at Rm. 10601, Jiezuo Plaza, No.4, Fenghui Road South, Gaoxin District, Xian City, Shanxi Province, 710075, People’s Republic of China, and any adjournment or postponement thereof, and to vote the number of shares the undersigned would be entitled to vote if personally present on all subjects that may properly come before the meeting, including the matters set forth on the reverse side hereof that are further described in the Proxy Statement furnished herewith.

THIS PROXY WILL BE VOTED AS DIRECTED. IN THE ABSENCE OF DIRECTION, THIS PROXY WILL NOT BE VOTED FOR THE INCREASE IN AUTHORIZED SHARES OF COMMON STOCK.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholders(s). If no direction is made, this proxy will NOT be voted “FOR” the increase in authorized stock from 50,000,000 to 200,000,000. This proxy also delegates discretionary authority to vote with respect to any other business which may properly come before the meeting or any adjournment or postponement thereof.

THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH AND HEREBY RATIFIES ALL THAT THE SAID ATTORNEYS AND PROXIES MAY DO BY VIRTUE HEREOF.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE SIGNED ON REVERSE SIDE

SKYSTAR BIO-PHARMACEUTICAL COMPANY
Rm. 10601, Jiezuo Plaza, No.4, Fenghui Road South, Gaoxin District, Xian City,
Shanxi Province, People’s Republic of China, Zipcode 710075

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to SKYSTAR BIO-PHARMACEUTICAL COMPANY, Rm. 10601, Jiezuo Plaza, No.4, Fenghui Road South, Gaoxin District, Xian City, Shanxi Province, People’s Republic of China, Zipcode 710075.

VOTING AT THE MEETING
Shareholders of record who would like to vote at the meeting must present this proxy card together with government issued photo identification. The photo identification must match the name that was issued on the stock certificate and will be verified against the shareholder list issued by the transfer agent as at the date of record. For joint shareholders of record, all parties must be present at the meeting with identification.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

SKYSTAR BIO-PHARMACEUTICAL COMPANY

	For	Against	Abstain
1. To approve an amendment of our articles of incorporation that increases the number of authorized shares of our common stock from 50,000,000 shares to 200,000,000.	☐	☐	☐

In their discretion, the proxies are authorized to vote upon any other business that may properly come before the meeting or any adjournment or continuation thereof.

Note: Please mark, date and sign this proxy card and return it in the enclosed envelope. Please sign as your name appears hereon. If shares are registered in more than one name, all owners should sign. If signing in a fiduciary or representative capacity, please give full title and attach notarized evidence of authority. Corporations please sign with full corporate name by a duly authorized officer and affix corporate seal.

Please indicate if you plan to attend this meeting	☐ Yes	☐ No

______________	__________	_______________	___________
Signature	Date	Joint Signature	Date

Appendix 1

Amendment to the Articles of Incorporation

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations

(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Skystar Bio-Pharmaceutical Company

2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE 4 is hereby deleted in its entirety and the following ARTICLE 4 is substituted in lieu thereof:

The aggregate number of shares which the corporation shall have authority to issue shall consist of 250,000,000 shares of capital stock, of which 200,000,000 shares are common stock, $0.001 par value, and 50,000,000 shares are preferred stock, $0.001 par value. The common and preferred stock of the corporation may be issued from time to time without prior approval by the stockholders, and for such consideration as may be fixed from time to time by the board of directors. The preferred stock of the corporation shall be issued by the board of directors of the corporation in one or more classes or one or more series within any class and such classes or series shall have full, limited, multiple, fractional or no voting powers and such designations, preferences, limitations, privileges, qualifications, options, conversion rights, restrictions and other special or relative rights as the board of directors of the corporation shall determine from time to time.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the* articles of incorporation have voted in favor of the amendment is:

4. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

5. Officer Signature **(Required)**: X ______________________________

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Reset

Nevada Secretary of State AM 78.385 Amend 2007
Revised on: 01/01/07